Exhibit 99.3

Home Point Capital Inc.

First Quarter 2021 Earnings

Supplemental Financial Data

May 6, 2021

Non-GAAP Financial Measures

To provide investors with information in addition to our results as determined under Generally Accepted Accounting Principles (“GAAP”), we disclose Adjusted revenue, Adjusted net Income, and Adjusted net margin as “non-GAAP measures,” which management believes provide useful information to investors. These measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies.

We define Adjusted revenue as Total net revenue exclusive of the impact of the change in fair value of MSRs related to changes in valuation inputs and assumptions, net of MSRs hedge and adjusted for Income from equity method investment.

We define Adjusted net income as Net income (loss) exclusive of the impact of the change in fair value of MSRs related to changes in valuation inputs and assumptions, net of MSRs hedge.

We exclude changes in fair value of MSRs, net of hedge from each of Adjusted revenue and Adjusted net income (loss) as they add volatility and are not indicative of the Company’s operating performance or results of operation. This adjustment does not include changes in fair value of MSRs due to realization of cash flows, which remain in each of Adjusted revenue and Adjusted net income (loss). Realization of cash flows occurs when cash is collected as customers make scheduled payments, partial prepayments of principal, or pay their mortgage in full.

We define Adjusted net margin by dividing Adjusted net income by Adjusted revenue.

We believe that the presentation of Adjusted revenue, Adjusted net Income, and Adjusted net margin provides useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted revenue, Adjusted net Income, and Adjusted net margin provide indicators of performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period, and management relies on these measures for planning and forecasting of future periods. The Company measures the performance of the segments primarily on a contribution margin basis. Additionally, these measures allow management to compare our results with those of other companies that have different financing and capital structures. However, these measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, or any other operating performance measure calculated in accordance with GAAP and may not be comprable to a similarly titled measure reported by other companies.

Home Point Capital Inc.
Condensed Consolidated Statements of Income and Non-GAAP Measurements
(Unaudited)
($ amounts in thousands)

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
Revenue:
Gain on loans, net	$301,228	$422,158	$503,344	$356,871	$102,563	$64,006
Loan fee income	44,115	35,488	28,205	20,394	12,031	12,284
Interest income	25,577	17,811	14,709	11,812	15,849	16,700
Interest expense	(32,935)	(21,734)	(17,559)	(14,373)	(15,913)	(16,008)
Interest Income (expense), net	(7,358)	(3,922)	(2,850)	(2,561)	(65)	692
Loan servicing fees	70,338	54,328	48,350	42,308	43,246	40,139
Change in fair value of mortgage servicing rights	12,848	(54,728)	(66,749)	(72,248)	(91,527)	(21,966)
Other income	801	568	498	260	1,380	1,568
Total revenue, net	421,972	453,891	510,798	345,024	67,629	96,724

Expenses:
Compensation and benefits	153,642	151,784	117,177	81,334	52,950	51,626
Loan expense	22,418	16,827	11,861	9,920	6,800	5,444
Loan servicing expense	8,093	8,044	6,481	8,308	7,953	5,143
Occupancy and equipment	8,555	7,732	7,391	5,543	5,320	4,201
General and administrative	22,244	24,086	12,073	9,078	7,222	6,720
Depreciation and amortization	2,761	1,369	1,236	1,427	1,499	1,523
Other expenses	9,336	13,177	7,093	2,755	2,238	1,529
Total expenses	227,049	223,019	163,312	118,366	83,982	76,187

Income (Loss) before income tax	194,923	230,872	347,486	226,658	(16,353)	20,537
Income tax expense (benefit)	50,117	49,248	93,294	59,501	(3,489)	4,580
Income from equity method investments	4,163	2,844	9,870	1,864	2,316	110
Net income (loss)	$148,969	$184,468	$264,062	$169,022	$(10,548)	$16,067

Home Point Capital Inc.
Origination Segment
(Unaudited)
($ amounts in thousands)

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
Revenue:
Gain on loans, net	$301,228	$422,198	$503,344	$356,871	$102,563	$64,794
Loan fee income	44,115	35,488	28,205	20,394	12,031	12,284
Loan servicing fees	(8)	(1,517)	236	(1,656)	(562)	(387)
Interest Income (expense), net	1,288	(228)	318	960	526	461
Total Origination segment revenue	346,623	455,941	532,103	376,569	114,558	77,152

Directly attributable expense	157,817	153,635	107,356	72,130	51,830	48,073

Contribution margin	$188,806	$302,306	$424,747	$304,439	$62,728	$29,079

Home Point Capital Inc.
Servicing Segment
(Unaudited)
($ amounts in thousands)

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
Revenue:
Gain on loans, net	$-	$(40)	$-	$-	$-	$(788)
Loan servicing fees	70,346	55,845	48,113	43,964	43,808	40,526
Interest Income, net	252	295	598	1,269	5,264	5,628
Other income	128	113	89	58	58	8
Total Servicing segment revenue	70,726	56,214	48,801	45,291	49,130	45,375

Directly attributable expense	18,722	18,314	13,937	15,461	13,267	9,825

Primary margin	52,004	37,899	34,864	29,830	35,864	35,549

Change in MSR fair value: amortization	(89,170)	(71,900)	(54,932)	(41,138)	(36,153)	(32,411)
Change in MSR fair value: mark-to-market, net of hedge	102,108	17,173	(11,817)	(31,111)	(55,375)	10,445

Contribution margin	$64,942	$(16,828)	$(31,885)	$(42,418)	$(55,664)	$13,584

Home Point Capital Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
($ amounts in thousands)

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
Assets:
Cash and cash equivalents	$219,285	$165,230	$271,587	$127,395	$35,844	$30,630
Restricted cash	41,863	31,663	41,907	48,937	52,308	51,101
Cash and cash equivalents and Restricted cash	261,148	196,893	313,494	176,332	88,152	81,731
Mortgage loans held for sale (at fair value)	5,191,261	3,301,694	2,281,835	1,904,174	1,732,384	1,554,230
Mortgage servicing rights (at fair value)	1,156,357	748,457	583,263	499,782	475,870	575,035
Property and equipment, net	23,027	21,710	18,595	15,623	13,422	12,051
Accounts receivable, net	290,555	152,845	79,320	45,185	59,631	57,872
Derivative assets	186,909	334,323	284,359	244,058	281,237	40,544
Goodwill and intangibles	10,789	10,789	10,789	10,789	11,106	11,935
GNMA loans eligible for repurchase	1,446,495	2,524,240	2,919,881	2,351,249	500,460	499,207
Other assets	103,850	87,622	83,897	77,110	99,377	76,162
Total assets	$8,670,391	$7,378,573	$6,575,434	$5,324,301	$3,261,639	$2,908,767

Liabilities and Shareholders’ Equity:
Liabilities:
Warehouse lines of credit	$4,847,431	$3,005,415	$2,092,477	$1,767,511	$1,621,236	$1,478,183
Term debt and other borrowings, net	888,437	454,022	374,090	348,901	429,226	424,958
Accounts payable and accrued expenses	196,542	167,532	313,887	132,839	127,823	39,739
GNMA loans eligible for repurchase	1,446,495	2,524,240	2,919,881	2,351,249	500,460	499,207
Other liabilities	509,189	299,890	132,333	90,746	119,110	56,368
Total liabilities	7,888,094	6,451,099	5,832,668	4,691,246	2,797,856	2,498,455
Shareholders’ Equity:
Common stock	-	-	-	-	-	-
Additional paid-in capital	69,451	519,510	363,354	517,702	517,449	454,861
Retained earnings (accumulated deficit)	712,846	407,964	379,411	115,353	(53,665)	(44,549)
Total shareholders’ equity	782,297	927,474	742,765	633,055	463,784	410,312
Total liabilities and shareholders’ equity	$8,670,391	$7,378,573	$6,575,434	$5,324,301	$3,261,639	$2,908,767

Home Point Capital Inc.
Key Performance Indicators (KPIs)

	Q1 2021		Q4 2020		Q3 2020		Q2 2020		Q1 2020		Q4 2019
Origination Volume by Channel ($ thousands)
Wholesale	$19,668,264		$14,130,341		$10,982,207		$7,844,172		$4,946,545		$4,541,560
Correspondent	8,243,380		8,575,794		6,280,149		3,490,965		2,925,706		3,538,842
Direct	1,514,287		1,249,459		851,980		431,714		292,812		196,020
Total Originations	$29,425,931		$23,955,593		$18,114,336		$11,766,851		$8,165,063		$8,276,422

Fallout Adjusted Lock Volume by Channel ($ thousands)
Wholesale	$16,139,923		$13,704,506		$11,242,589		$8,170,570		$6,962,668		$3,634,264
Correspondent	6,673,059		6,607,574		6,547,672		4,694,408		3,227,697		3,324,317
Direct	739,796		838,727		799,514		591,015		335,386		136,219
Total Fallout Adjusted Lock Volume	$23,552,778		$21,150,807		$18,589,775		$13,455,993		$10,525,750		$7,094,799

Gain on Sale Margin ($ thousands)
Wholesale	$245,050		$321,105		$359,512		$252,534		$130,171		$42,402
Correspondent	22,162		20,207		40,431		50,163		21,412		13,489
Direct	26,758		33,451		33,564		25,943		14,579		6,872
Total Gain on Sale Margin by Channel	293,971		374,764		433,507		328,641		166,162		62,762
Other[1]	7,272		47,394		69,838		28,230		(63,598)		1,244
Total Gain on Sale Margin	$301,243		$422,158		$503,344		$356,871		$102,563		$64,006

Gain on Sale Margin (bps)[2]
Wholesale	152		234		320		309		187		117
Correspondent	33		31		62		107		66		41
Direct	362		399		420		439		435		504
Total Gain on Sale Margin by Channel	125		177		233		244		158		88
Other[1]	3		22		38		21		(60)		2
Total Gain on Sale Margin	128		200		271		265		97		90

Market Share for the period ended[3]
Overall share of origination market	2.3%[4]		1.9%		1.6%		1.2%		1.2%		1.1%
Share of wholesale channel	NA4		8.2%		7.3%		6.2%		4.7%		4.5%

Origination Volume by Purpose
Purchase	20.4%		29.5%		29.0%		30.7%		39.3%		44.3%
Refinance	79.6%		70.5%		71.0%		69.3%		60.7%		55.7%

Third Party Partners
Number of Broker Partners	6,023		5,372		4,921		4,338		3,512		3,085
Number of Correspondent Sellers	620		604		594		580		552		537

Mortgage Servicing
MSR Servicing Portfolio - UPB (end of period)	$109,922,914		$91,482,967		$75,127,985		$64,160,826		$57,904,789		$52,600,547
Average MSR Servicing Portfolio - UPB	$100,702,940		$83,305,476		$69,644,405		$61,032,808		$56,041,430		$52,479,793
MSR Servicing Portfolio - Units	409,075		359,323		310,729		276,357		255,817		236,362

Weighted average coupon rate	3.19%		3.41%		3.63%		3.82%		3.94%		4.01%

60+ days delinquent, incl. forbearance	2.7%		4.4%		6.6%		7.8%		1.7%		1.7%
60+ days delinquent, excl. forbearance	1.0%		1.5%		2.6%		1.4%		NA		NA

MSR Multiple	3.84	x	2.85	x	2.57	x	2.51	x	2.61	x	3.43

(1) Includes realized and unrealized gains/(losses) on locks and mortgage loans held for sale, net hedging results, the provision for the representation and warranty reserve, and differences between modeled and actual pull-through.

(2) Calculated as gain on sale, net, divided by Fallout Adjusted Lock Volume. We previously calculated gain on sale margin as gain on sale, net, divided by Total Funded Origination Volume. We believe that the calculation of gain on sale margin presented herein aligns more closely with when revenue is recognized under U.S. GAAP and we intend to use such presentation on a go-forward basis.

(3) For each period, overall share calculated as the Company’s originations dollar value divided by the total residential originations in the United States per Inside Mortgage Finance, a third party provider of residential mortgage industry news and statistics. For each period, wholesale channel share calculated as the Company’s wholesale originations dollar value divided by the total wholesale originations in the United States per Inside Mortgage Finance.

(4) Overall share for Q1 2021 based on Inside Mortgage Finance and company data. Wholesale channel share information for Q1 2021 not available as of the date of the release of this quarterly financial supplement..

Home Point Capital Inc.
GAAP to Non-GAAP Reconciliations
(Unaudited)
($ amounts in thousands)

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019

Reconciliation of Adjusted Revenue to Total Revenue, Net
Total revenue, net	$421,972	$455,007	$510,798	$345,024	$67,629	$96,722
Income from equity method investment	4,163	2,844	9,870	1,864	2,316	110
Change in FV of MSR, net of hedge	(102,020)	(17,173)	11,817	31,111	55,375	(10,445)
Adjusted revenue	$324,115	$440,678	$532,485	$377,999	$125,319	$86,387

Reconciliation of Adjusted Net Income (Loss) to Total Net Income (Loss)
Total net income (loss)	$148,969	$184,397	$264,062	$169,022	$(10,548)	$16,067
Change in FV of MSR, net of hedge	(102,020)	(17,173)	11,817	31,111	55,375	(10,445)
Income tax effect of change in FV of MSR	25,709	3,664	(3,173)	(8,167)	(11,814)	2,329
Adjusted net income	$72,658	$170,889	$272,706	$191,965	$33,012	$7,952

Reconciliation of Adjuted Net Margin to Net Margin
Total revenue, net	$421,972	$455,007	$510,798	$345,024	$67,629	$96,722
Total net income (loss)	148,969	184,397	264,062	169,022	(10,548)	16,067
Net margin	35%	41%	52%	49%	NM	17%

Adjusted revenue	$324,115	$440,678	$532,485	$377,999	$125,319	$86,387
Adjusted net income	72,658	170,889	272,706	191,965	33,012	7,952
Adjusted net margin	22%	39%	51%	51%	26%	9%